Quarterly Holdings Report
for
Fidelity® Canada Fund
July 31, 2025
CAN-NPRT3-0925
1.804819.121
Common Stocks - 99.7%
	Shares	Value ($)
BRAZIL - 3.1%
Materials - 3.1%
Metals & Mining - 3.1%
Wheaton Precious Metals Corp	333,200	30,472,794
CANADA - 92.5%
Communication Services - 1.8%
Diversified Telecommunication Services - 1.8%
Quebecor Inc Multiple Voting Shares	334,700	9,589,773
TELUS Corp	488,800	7,873,857
		17,463,630
Consumer Discretionary - 7.8%
Broadline Retail - 3.9%
Dollarama Inc	276,700	37,818,596
Hotels, Restaurants & Leisure - 1.8%
Restaurant Brands International Inc	265,000	17,981,596
Specialty Retail - 2.0%
Aritzia Inc Subordinate Voting Shares (b)	91,126	4,891,051
Diversified Royalty Corp	1,941,800	4,596,640
Pet Valu Holdings Ltd	439,000	10,623,318
		20,111,009
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings Inc Subordinate Voting Shares (b)(c)	134,176	1,467,066
TOTAL CONSUMER DISCRETIONARY		77,378,267

Consumer Staples - 7.9%
Beverages - 0.0%
GURU Organic Energy Corp (b)(c)	206,800	276,111
Consumer Staples Distribution & Retail - 7.5%
Alimentation Couche-Tard Inc	818,000	42,505,774
Metro Inc/CN	317,995	24,315,510
North West Co Inc/The	215,400	7,393,493
		74,214,777
Personal Care Products - 0.4%
Jamieson Wellness Inc (d)(e)	178,200	4,326,391
TOTAL CONSUMER STAPLES		78,817,279

Energy - 16.8%
Energy Equipment & Services - 0.7%
Pason Systems Inc	547,700	4,620,823
TerraVest Industries Inc	25,700	3,166,501
		7,787,324
Oil, Gas & Consumable Fuels - 16.1%
Cameco Corp	218,600	16,412,354
Canadian Natural Resources Ltd	1,241,896	39,311,172
Imperial Oil Ltd (c)	218,100	18,184,969
Parkland Corp	492,530	13,902,171
PrairieSky Royalty Ltd	1,828,818	31,452,607
South Bow Corp	537,900	14,126,863
Suncor Energy Inc	677,100	26,705,770
		160,095,906
TOTAL ENERGY		167,883,230

Financials - 28.4%
Banks - 14.2%
Bank of Montreal	218,100	24,073,480
Royal Bank of Canada	602,000	77,244,213
Toronto Dominion Bank (c)	557,900	40,634,576
		141,952,269
Capital Markets - 6.2%
Brookfield Asset Management Ltd Class A (c)	319,001	19,670,500
Brookfield Corp Class A (f)	343,306	22,995,259
TMX Group Ltd	464,600	18,891,140
		61,556,899
Insurance - 8.0%
Definity Financial Corp	437,613	23,576,653
Definity Financial Corp (g)(h)	31,700	1,707,855
Intact Financial Corp	133,425	27,578,609
Sun Life Financial Inc	441,800	26,936,536
		79,799,653
TOTAL FINANCIALS		283,308,821

Health Care - 0.8%
Health Care Providers & Services - 0.8%
Andlauer Healthcare Group Inc Subordinate Voting Shares (c)	209,159	8,000,453
Industrials - 9.7%
Ground Transportation - 6.6%
Canadian National Railway Co	160,950	15,028,660
Canadian Pacific Kansas City Ltd	677,562	49,829,365
		64,858,025
Professional Services - 3.1%
Thomson Reuters Corp	156,300	31,368,291
TOTAL INDUSTRIALS		96,226,316

Information Technology - 11.5%
IT Services - 4.5%
Shopify Inc Class A (b)	368,000	44,982,794
Software - 7.0%
ApplyBoard Inc (b)(h)(i)	1,677	13,047
ApplyBoard Inc (b)(h)(i)	414	3,221
Computer Modelling Group Ltd	395,500	2,257,798
Constellation Software Inc/Canada	15,800	54,509,545
Constellation Software Inc/Canada warrants 3/31/2040 (b)(i)	19,300	1
Dye & Durham Ltd (c)	822,500	6,642,447
Lumine Group Inc Subordinate Voting Shares (b)(e)	160,107	6,210,848
		69,636,907
TOTAL INFORMATION TECHNOLOGY		114,619,701

Materials - 7.8%
Chemicals - 1.9%
Nutrien Ltd	315,681	18,729,890
Containers & Packaging - 1.0%
CCL Industries Inc Class A	25,900	1,454,258
CCL Industries Inc Class B	160,700	8,982,546
		10,436,804
Metals & Mining - 4.4%
Franco-Nevada Corp	241,700	38,501,750
G Mining Ventures Corp (b)	65,800	771,212
Triple Flag Precious Metals Corp	182,800	4,171,576
		43,444,538
Paper & Forest Products - 0.5%
Stella-Jones Inc	95,423	5,439,854
TOTAL MATERIALS		78,051,086

TOTAL CANADA		921,748,783
CHILE - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Lundin Mining Corp	603,500	6,163,052
UNITED STATES - 3.2%
Consumer Discretionary - 0.7%
Leisure Products - 0.7%
BRP Inc Subordinate Voting Shares (c)	141,600	7,159,711
Industrials - 2.3%
Commercial Services & Supplies - 2.3%
GFL Environmental Inc Subordinate Voting Shares	453,100	22,818,504
Materials - 0.2%
Metals & Mining - 0.2%
Ivanhoe Electric Inc / US (b)(f)	150,319	1,437,050
Ivanhoe Electric Inc / US warrants (b)	150,319	451,792
		1,888,842
TOTAL UNITED STATES		31,867,057
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (b)	159,700	2,684,334
TOTAL COMMON STOCKS (Cost $451,848,199)		992,936,020

Convertible Corporate Bonds - 0.2%
		Principal Amount (a)	Value ($)
CANADA - 0.2%
Communication Services - 0.2%
Entertainment - 0.2%
Cineplex Inc 7.75% 3/1/2030 (d) (Cost $1,497,244)	CAD	2,190,000	2,023,664

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (h)(i)	126	1,306,408
Valsoft Corp Series A-1.3 (h)(i)	45	466,574
Valsoft Corp Series A-1.4 (h)(i)	58	601,363

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,686,002)		2,374,345

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
ApplyBoard Inc Series A1 (b)(h)(i)	2,063	16,174
ApplyBoard Inc Series A2 (b)(h)(i)	1,615	12,694
ApplyBoard Inc Series A3 (b)(h)(i)	92	724
ApplyBoard Inc Series D (b)(h)(i)	4,504	70,758
ApplyBoard Inc Series SEED (b)(h)(i)	617	4,813

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $770,130)		105,163

Money Market Funds - 6.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.33	2,116,637	2,117,061
Fidelity Securities Lending Cash Central Fund (j)(k)	4.33	60,142,478	60,148,492
TOTAL MONEY MARKET FUNDS (Cost $62,265,553)			62,265,553

TOTAL INVESTMENT IN SECURITIES - 106.3% (Cost $519,067,128)	1,059,704,745
NET OTHER ASSETS (LIABILITIES) - (6.3)%	(62,823,149)
NET ASSETS - 100.0%	996,881,596

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Brookfield Corp Class A	Montreal Exchange Inc	353	3,276,193	90.00	08/15/25	(100,632)
Brookfield Corp Class A	Montreal Exchange Inc	523	4,853,963	90.00	09/19/25	(196,276)
Ivanhoe Electric Inc / US	Chicago Board Options Exchange	1,400	1,338,400	12.50	10/17/25	(98,000)

						(394,908)
TOTAL WRITTEN OPTIONS						(394,908)

Notional amount and exercise price for written options on Brookfield Corp Class A are stated in CAD.
Currency Abbreviations
CAD	-	Canadian Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,350,055 or 0.6% of net assets.

(e)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $10,537,239 or 1.1% of net assets.

(f)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $7,206,007.
(g)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $1,707,855 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,203,631 or 0.4% of net assets.

(i)	Level 3 security
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard Inc	6/30/21	44,290

ApplyBoard Inc	6/04/21 - 6/30/21	85,688

ApplyBoard Inc Series A1	6/04/21	133,582

ApplyBoard Inc Series A2	6/04/21	104,573

ApplyBoard Inc Series A3	6/04/21	5,957

ApplyBoard Inc Series D	6/04/21	486,066

ApplyBoard Inc Series SEED	6/04/21	39,952

Definity Financial Corp	5/28/25	1,527,145

Valsoft Corp Series A-1.2	3/14/25	1,475,927

Valsoft Corp Series A-1.3	3/17/25	446,709

Valsoft Corp Series A-1.4	3/17/25	763,365

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Definity Financial Corp	10/12/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	718,404	50,115,864	48,717,207	24,021	-	-	2,117,061	2,116,637	0.0%
Fidelity Securities Lending Cash Central Fund	7,295,105	757,232,379	704,378,992	215,465	-	-	60,148,492	60,142,478	0.2%
Total	8,013,509	807,348,243	753,096,199	239,486	-	-	62,265,553

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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